SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2003

ANFI, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-24961	33-0731548

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1111 E. Katella Avenue, Suite 220, Orange California (Address of principal executive officers)		92867 (Zip Code)

(714) 289-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 13, 2003

Item 9. Regulation FD Disclosure

     ANFI, Inc. released the results of its operations.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANFI, INC.

Date: February 13, 2003	By:	/s/ Carl A. Strunk

Carl A. Strunk Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 13, 2003